UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. _____)

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Century Next Financial Corporation
(Name of Registrant as Specified in Its Charter)

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 April 17, 2012

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Century Next Financial Corporation.  The meeting will be held at the Old Central Station located at 200 East Mississippi Avenue, Ruston, Louisiana 71270, on Tuesday, May 22, 2012 at 10:30 a.m., Central Time.

At our Annual Meeting, you will be asked to elect three directors for a three-year term, to consider and ratify the appointment of our independent registered public accounting firm for the year ending December 31, 2012.  Each of these matters is more fully described in the accompanying materials.

It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person.  We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting.  This will not prevent you from voting in person at the Annual Meeting, but will ensure that your vote is counted if you are unable to attend.

Your continued support of Century Next Financial Corporation is sincerely appreciated.

Very truly yours,
Benjamin L. Denny
President and Chief Executive Officer

CENTURY NEXT FINANCIAL CORPORATION 505 North Vienna Street Ruston, Louisiana 71270 (318) 255-3733
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TIME	10:30 a.m., Central Time, Tuesday, May 22, 2012

PLACE	Old Central Station 200 East Mississippi Avenue Ruston, Louisiana

ITEMS OF BUSINESS	(1) To elect three directors for a three-year term expiring in 2015 and until their successors are elected and qualified;

(2) To ratify the appointment of Heard McElroy & Vestal, LLC as our independent registered public accounting firm for the year ending December 31, 2012; and

(3) To transact such other business, as may properly come before the meeting or at any adjournment thereof. We are not aware of any other such business.

RECORD DATE	Holders of Century Next Financial Corporation common stock of record at the close of business on March 27, 2012 are entitled to vote at the meeting.

ANNUAL REPORT	Our Form 10-K for the year ended December 31, 2011 is enclosed but is not a part of the proxy solicitation materials.

PROXY VOTING
It is important that your shares be represented and voted at the meeting.  You can vote your shares by completing and returning the proxy card sent to you.  Most shareholders whose shares are held in “street” name can also vote their shares over the Internet or by telephone.  If Internet or telephone voting is available to you, voting instructions are printed on the voting instruction form you received.  You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the accompanying proxy statement.

Ruston, Louisiana April 17, 2012	BY ORDER OF THE BOARD OF DIRECTORS G. Randall Allison Corporate Secretary

CENTURY NEXT FINANCIAL CORPORATION

PROXY STATEMENT

ABOUT THE ANNUAL MEETING OF SHAREHOLDERS

We are furnishing this proxy statement to holders of common stock of Century Next Financial Corporation, the holding company of Bank of Ruston.  We are soliciting proxies on behalf of our Board of Directors to be used at the Annual Meeting of Shareholders to be held at the Old Central Station located at 200 East Mississippi Avenue, Ruston, Louisiana, on Tuesday, May 22, 2012 at 10:30 a.m., Central Time, and at any adjournment thereof, for the purposes set forth in the attached Notice of Annual Meeting of Shareholders.  This proxy statement is first being mailed to shareholders on or about April 17, 2012.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 22, 2012.

This proxy statement and our Form 10-K for the year ended December 31, 2011 are available on our website at www.bankruston.com/pages/investor_relations_annualmeetinginfo.php.  The same website address also contains information on how to obtain directions to attend the Annual Meeting.

What is the purpose of the Annual Meeting?

At our Annual Meeting, shareholders will act upon the election of directors and ratification of our independent registered public accounting firm.  In addition, management will report on the performance of Century Next Financial and respond to questions from shareholders.

Who is entitled to vote?

Only our shareholders of record as of the close of business on the record date for the meeting, March 27, 2012, are entitled to vote at the meeting. On the record date, we had 1,058,000 shares of common stock issued and outstanding and no other class of equity securities outstanding.  For each issued and outstanding share of common stock you own on the record date, you will be entitled to one vote on each matter to be voted on at the meeting, in person or by proxy.

How do I submit my proxy?

After you have carefully read this proxy statement, indicate on your proxy card how you want your shares to be voted.  Then sign, date and mail your proxy card in the enclosed prepaid return envelope as soon as possible.  This will enable your shares to be represented and voted at the Annual Meeting.

Can I attend the meeting and vote my shares in person?

Yes.  All shareholders are invited to attend the Annual Meeting.  Shareholders of record can vote in person at the Annual Meeting.  If your shares are held in “street” name, then you are not the shareholder of record and you must ask your broker or other nominee how you can vote at the Annual Meeting.

Can I change my vote after I return my proxy card?

Yes.  If you are a shareholder of record, there are three ways you can change your vote or revoke your proxy after you have sent in your proxy card.

•	First, you may complete and submit a new proxy card. Any earlier proxies will be revoked automatically.

•
Second, you may send a written notice to our Corporate Secretary, Mr. G. Randall Allison, Century Next Financial Corporation, 505 North Vienna Street, Ruston, Louisiana 71270, stating that you would like to revoke your proxy.

•	Third, you may attend the Annual Meeting and vote in person. Any earlier proxy will be revoked. However, attending the Annual Meeting without voting in person will not revoke your proxy.

If your shares are held in “street” name and you have instructed a broker or other nominee to vote your shares, you must follow directions from your broker or other nominee to change your vote.

If my shares are held in “street name” by my broker, could my broker automatically vote my shares?

Your broker may not vote on the election of directors if you do not furnish instructions for such proposal.  You should use the voting instruction form provided by the institution that holds your shares to instruct your broker to vote your shares.

Your broker may vote in his or her discretion on the ratification of the appointment of our independent registered public accounting firm if you do not furnish instructions. If your broker votes in his or her discretion on proposal two and you do not provide instructions on proposal one, then your shares will be considered “broker non-votes” on the election of directors.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum.  Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shareholders considered to be present at the meeting.

What are the Board of Directors’ recommendations?

The recommendations of the Board of Directors are set forth under the description of each proposal in this proxy statement.  In summary, the Board of Directors recommends that you vote (i) FOR the nominees for director described herein and (ii) FOR the ratification of our independent registered public accounting firm.

The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted in accordance with your instructions contained in the proxy.  If no contrary instructions are given, each proxy signed and received will be voted in the manner recommended by the Board of Directors and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies.  Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment of the Annual Meeting and will not be used for any other meeting.

What vote is required to approve each item?

The election of directors will be determined by a plurality of the votes cast at the Annual Meeting.  The three nominees for director receiving the most “for” votes will be elected directors.  The affirmative vote of a majority of the total votes cast is required for approval of the proposal to ratify the appointment of Heard McElroy & Vestal, LLC for 2012.

Abstentions and broker non-votes are considered in determining the presence of a quorum, but will not affect the plurality vote required for the election of directors or the vote to ratify Heard McElroy & Vestal, LLC as our independent registered public accounting firm.  Under applicable rules, the proposal to ratify the appointment of the independent registered public accounting firm is considered a “discretionary” item upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions.

INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR, CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

Election of Directors (Proposal One)

Our Articles of Incorporation provide that the Board of Directors shall be divided into three classes as nearly equal in number as possible.  The directors are elected by our shareholders for staggered three-year terms and until their successors are elected and qualified.

At this Annual Meeting, you will be asked to elect one class of directors, consisting of three directors, for a three-year term expiring in 2015 and until their successors are elected and qualified.  Shareholders of Century Next Financial are not permitted to use cumulative voting for the election of directors.  Our Board of Directors, upon recommendation of the Nominating and Corporate Governance Committee, nominated Dr. Daniel D. Reneau and Messrs. Thomas W. Rogers and Scott R. Thompson to a three-year term expiring in 2015.

All of our current directors have served as directors of Century Next Financial since its organization in June 2010, except Dan E. O’Neal, III, who filled the vacancy created by the retirement of Dewey C. Thurmon in 2011, and all of such directors also serve as directors of Bank of Ruston, Century Next Financial’s wholly owned subsidiary.  None of our directors or nominees for director are related to any of Century Next Financial’s other directors or executive officers by first cousin or closer.

Unless otherwise directed, each proxy executed and returned by a shareholder will be voted for the election of the nominees for director listed below.  If any person named as a nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by our Board of Directors.  At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

Director Nominees and Members of the Board of Directors Continuing in Office

The following tables present information concerning the nominees for director and each director whose term continues.  Ages are reflected as of March 27, 2012.  Where applicable, service as a director includes service as a director of Bank of Ruston prior to the organization of Century Next Financial Corporation in 2010.

Nominees for Directors for a Three-Year Term Expiring in 2015

Name	Age and Principal Occupation During the Past Five Years/Public Directorships

Dr. Daniel D. Reneau
Director since 1982. President of Louisiana Tech University, located in Ruston, Louisiana, since July 1987.

Mr. Reneau brings significant leadership and management expertise to the Board as the President of a major Louisiana research university.  Age 71.

Thomas W. Rogers, Esq.
Chairman of the Board since February 2005 and member of the Board since 1996.  Partner with Napper, Madden & Rogers, located in Ruston, Louisiana since January 1979.

As a partner in a local law firm, Mr. Rogers brings significant knowledge of the local legal community and operations of Bank of Ruston having served as legal counsel.  Age 59.

Scott R. Thompson
Director since 2005. Owner of STC, LLC, located in Ruston, Louisiana.

Mr. Thompson brings to the Board significant business and management expertise as well as knowledge of the local real estate market as the owner of a local construction company.  Age 54.

The Board of Directors recommends that you vote FOR election of the nominees for directors

Directors Whose Term Expires in 2013

Name	Age and Principal Occupation During the Past Five Years/Public Directorships

J. Brandon Ewing
Director since 2006. Owner of Ewing Timber L.L.C., located in Jonesboro, Louisiana.

Mr. Ewing brings significant business, management and financial expertise to the Board as the owner of a family operated business.  Age 43.

William D. Hogan
Director since 1996.  President of Bank of Ruston since May, 2011 and Executive Vice President of Century Next Financial since September 2010.  Previously, Executive Vice President, Business Development of Bank of Ruston from June 2009 to May 2011 and Vice President of Sales and Marketing from January 2008 to May 2009.  Prior thereto, Owner and Senior Vice President of Sales at Hogan Hardwoods, located in Ruston, Louisiana from 2001 to 2008.

Mr. Hogan brings financial and business expertise to the Board as our Executive Vice President, Business Development.  Mr. Hogan has gained financial expertise though his service on our Board since 1996 and his prior term as an officer of a hardwoods and architectural building products supplier. Mr. Hogan owned and managed Builders Supply of Ruston from 1991 to 2001.  Age 48.

Neal Walpole
Director since 2003. President of Walpole Tire Service, located in Ruston, Louisiana for over 30 years.

Mr. Walpole brings significant business and management expertise and knowledge of the local business community from his years of service as President of a local service company.  Age 59.

Directors Whose Term Expires in 2014

Name	Age and Principal Occupation During the Past Five Years/Public Directorships

Benjamin L. Denny
Director since 1992. President and Chief Executive Officer of Century Next Financial since September 2010. Chief Executive Officer of Bank of Ruston since 1981 and President of Bank of Ruston from March 1992 to May 2011.

As President and Chief Executive Officer, Mr. Denny brings to the Board significant knowledge of Bank of Ruston’s operations.  Mr. Denny also has gained valuable banking and institutional knowledge from his 42 years of service in the financial institutions industry and his long-standing ties to the local business and legal community in the Ruston area.  Age 63.

Dan E. O’Neal, III
Director since 2011.  Owner of Ruston Exterminating, Inc., located in Ruston, Louisiana since 1993.

Mr. O’Neal brings to the Board significant business and management expertise as well as knowledge of the local real estate market as a developer of numerous housing subdivisions and the owner of a local service company.  Age 56.

Executive Officers Who Are Not Also Directors

Barbara L. Ford, age 46 years, has served as Senior Vice President and Information Technology Officer of Bank of Ruston since July 2005.

James H. Hall, age 69 years, has served as Chief Credit Officer of Bank of Ruston since March 2000. Executive Vice President in 2011 and Senior Vice President from 2000-2010. For the 29 year period prior thereto, Mr. Hall served as a commercial lender in the local banking industry.

Lorie R. Hamlin, age 30 years, has served as Vice President and Operations Manager of Bank of Ruston since January 2010 and January 2009, respectively. Previously, Ms. Hamlin served as Assistant Operations Manager from 2006 to January 2009 and prior thereto, in other positions with Bank of Ruston since 2000.

Mark Taylor, CPA, age 50 years, has served as Senior Vice President and Chief Financial Officer of Century Next Financial and Bank of Ruston since September 2011. Previously, Mr. Taylor served as Chief Financial Officer of Lehr Brothers, Inc., an agricultural company located in Bakersfield, California since January 2010. Prior thereto, Mr. Taylor served as Senior Vice President and Chief Financial Officer of San Joaquin Bank and San Joaquin Bancorp in a series of positions since October 2005.

Warren L. Post, age 60 years, has served as Vice President and Mortgage Lender of Bank of Ruston since August 1994. Previously, Mr. Post served as a mortgage lender with Ruston State Bank from 1983 to 1994.

Our executive officers are elected annually and hold office until their successors have been elected and qualified or until death, resignation or removal by the board of directors.

Director Compensation

During 2011, each director of Bank of Ruston received an annual retainer of $7,500, paid monthly, and board and committee fees of $100 and $50, respectively, paid if attended. Mr. Rogers also receives compensation from Bank of Ruston for legal services provided as counsel to the bank, which did not exceed $120,000 for fiscal 2011.

Director Compensation Table. The following table sets forth total compensation paid to each director of Bank of Ruston during fiscal 2011, other than Messrs. Denny and Hogan whose compensation is set forth below under “—Executive Compensation.”  There was no above-market or preferential earnings on deferred compensation of directors under our deferred compensation plan.

Name	Fees Earned or Paid in Cash		Stock Awards (2)	Option Awards (2)	All Other Compensation(3)	Total
J. Brandon Ewing	$10,600	(1)	$33,856	$21,223	$31	$65,710
Dr. Daniel D. Reneau	10,350		33,856	21,223	3,457	68,886
Thomas W. Rogers, Esq.	10,800	(1)	33,856	21,223	109	65,988
Scott R. Thompson	10,850	(1)	33,856	21,223	88	66,017
Neal Walpole	11,050	(1)	33,856	21,223	81	66,210
Dewey C. Thurmon(4)	6,200		33,856	--	557	40,613
Dan E. O’Neal, III	6,425		--	10,612	--	17,037
________________
(1)	Includes amounts deferred at the election of the director pursuant to the Directors' Deferral Income Plan.

(2)
These amounts represent the aggregate grant date fair value of restricted stock awards and option grants in the year in which the award or grant was made in accordance with FASB ASC Topic 718.  The assumptions used for calculating the grant date fair value are set forth in Note 14 of our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2011, which was filed with the SEC on March 30, 2012.  These amounts do not represent actual amounts paid to or realized by our directors for these awards during fiscal year 2011.  As of December 31, 2011, our non-employee directors, other than Messrs. Thurmon and O’Neal, had 2,116 and 5,290 shares of our common stock subject to outstanding restricted stock awards and option grants, respectively. Mr. O’Neal had 2,645 shares subject to option grants as of December 31, 2011.

(3)
Includes for Mr. Thurmon and Dr. Reneau, annual retirement benefits paid pursuant to the Indexed Deferred Compensation Benefit Plan and for Messrs. Ewing, Rogers, Thompson and Walpole and Dr. Reneau, the dollar value of life insurance premiums.

(4)	Mr. Thurmon retired as of the Annual Meeting on May 17, 2011.

Committees and Meetings of the Board of Directors

During the year ended December 31, 2011, the Board of Directors of Century Next Financial met 12 times.  No director of Century Next Financial attended fewer than 75% of the aggregate of the total number of Board meetings held during the period for which he has served as a director and the total number of meetings held by all committees of the Century Next Financial Board on which he served.  A majority of our directors are independent directors as defined in the Nasdaq listing standards.  We have determined that all of our current directors Ewing, O’Neal, Reneau, Rogers, Thompson and Walpole are independent directors as defined in the rules of the Nasdaq Stock Market.  Members of the Board also serve on other committees of Bank of Ruston.  In determining director independence we considered that Mr. Rogers provides legal services to Bank of Ruston.  Mr. Rogers is not deemed independent for Audit Committee purposes under additional applicable requirements of the Securities and Exchange Commission.

Audit Committee.  The Audit Committee reviews with management and our independent registered public accounting firm Century Next Financial’s systems of internal controls, reviews our annual financial statements, including the Form 10-K and monitors Century Next Financial’s adherence to generally accepted accounting principles in our accounting and financial reporting.  The Audit Committee is currently comprised of three directors, all of whom are independent directors as defined in the Nasdaq’s rules and the rules and regulations of the Securities and Exchange Commission and met three times during 2011. The Board of Directors has not identified a member of the Audit Committee who meets the Securities and Exchange Commission’s definition of audit committee financial expert. The Board of Directors believes that the Audit Committee members have sufficient expertise to fulfill their fiduciary duties.  The committee’s charter is available on our website at www.bankruston.com under the Investor Relations heading.

Compensation Committee.  It is the responsibility of the Compensation Committee of Century Next Financial to set the compensation of Century Next Financial’s Chief Executive Officer and Chief Financial Officer as well as the other executive officers.  The Compensation Committee is currently comprised of three directors, each of whom is an independent director as defined in the Nasdaq rules and met once during 2011.  The committee’s charter is available on our website at www.bankruston.com under the Investor Relations heading.

Nominating and Corporate Governance Committee.  It is the responsibility of the Nominating and Corporate Governance Committee to, among other functions, recommend to the full Board, nominees for election as directors at the Annual Meeting.  The Nominating and Corporate Governance Committee met one time in 2011 to consider director nominations and recommended nominees for this Annual Meeting.  The Nominating and Corporate Governance Committee is currently comprised of two directors, both of whom are independent directors, as defined in the Nasdaq rules.  The committee’s charter is available on our website at www.bankruston.com under the Investor Relations heading.

Membership on Certain Board Committees.  The Board of Directors of Century Next Financial Corporation established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee in February 2011.  The following table sets forth the membership of such committees as of the date of this proxy statement.

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
J. Brandon Ewing			*
Dan E. O’Neal, III
Dr. Daniel D. Reneau	*
Thomas W. Rogers, Esq.		**
Scott R. Thompson	*	*
Neal Walpole	**	*	*
______________
**  Chairman.

Board Leadership Structure

Mr. Benjamin Denny serves as our President and Chief Executive Officer and Mr. Thomas Rogers serves as our Chairman of the Board.  The Board of Directors has determined that the separation of the offices of Chairman of the Board and President enhances Board independence and oversight.  Further, the separation of the Chairman of the Board permits the President and Chief Executive Officer to better focus on his responsibilities of managing the daily operations of Century Next Financial Corporation, enhancing shareholder value and expanding and strengthening our franchise while allowing the Chairman to lead the Board of Directors in its fundamental role of providing independent oversight and advice to management.

Board’s Role in Risk Oversight

Risk is inherent with every business, particularly financial institutions. We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputational risk.  Management is responsible for the day-to-day management of the risks Century Next Financial faces, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management.  In its risk oversight role, the Board of Directors ensures that the risk management processes designed and implemented by management are adequate and functioning as designed.  In this regard, the Chairman of the Board meets regularly with management to discuss strategy and risks facing Century Next Financial.

Bank of Ruston has established a compliance committee that reviews and assesses our systems of internal control and meets and reviews the report of our compliance officer on a monthly basis. The members of the compliance committee are the senior officers of each of our business departments. Bank of Ruston also has established an information technology committee which meets on an as needed basis and also consists of members of senior management. Reports of the compliance and information technology committees are reviewed by the full Board.

Directors’ Attendance at Annual Meetings

Although we do not have a formal policy regarding attendance by members of the Board of Directors at annual meetings of shareholders, we expect that our directors will attend, absent a valid reason for not doing so.  All of our directors attended our annual meeting of shareholders in May 2011.

Director Nominations

Nominees for director of Century Next Financial are considered by the Nominating and Corporate Governance Committee and recommended to the full Board of Directors.  The Nominating and Corporate Governance Committee will consider candidates for director suggested by other directors, as well as our management and shareholders.  A shareholder who desires to recommend a prospective nominee for the Board should notify our Secretary in writing with whatever supporting material the shareholder considers appropriate.  In addition, any shareholder wishing to make a nomination must follow our procedures for shareholder nominations, which are described under “Shareholder Proposals, Nominations and Communications with the Board of Directors.”

The charter of the Nominating and Corporate Governance Committee sets forth certain criteria the committee may consider when recommending individuals for nomination as director including: (a) ensuring that the board of directors, as a whole, is diverse and consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify a director as a “financial expert,” as that term is defined by the rules of the SEC), local or community ties and (b) minimum individual qualifications, including strength of character, mature judgment, familiarity with our business and industry, independence of thought and an ability to work collegially.  The committee also may consider the extent to which the candidate would fill a present need on the board of directors.

Code of Ethics

Century Next Financial maintains a comprehensive Code of Ethics for Employees, Officers and Directors which requires that our directors, officers and employees avoid conflicts of interest; maintain the confidentiality of information relating to Century Next Financial and its customers; engage in transactions in the common stock only in compliance with applicable laws and regulations and the requirements set forth in the Code of Ethics; and comply with other requirements which are intended to ensure that they conduct business in an honest and ethical manner and otherwise act with integrity and in the best interest of Century Next Financial.  Our separate Code of Ethics for Senior Financial Officers specifically imposes standards of conduct on our chief executive officer, chief financial and accounting officer and other persons with financial reporting responsibilities who are identified in regulations issued by the U.S. Securities and Exchange Commission dealing with corporate codes of conduct.

Our directors, officers and employees are required to affirm in writing that they have reviewed and understand the Code of Ethics.  Copies of our Code of Ethics and Code of Ethics for Senior Financial Officers are available on our website at www.bankruston.com under the Investor Relations heading.  In accordance with the requirements of the Securities and Exchange Commission’s Form 8-K, we will disclose on Form 8-K the nature of any amendments to the Code of Ethics for Senior Financial Officers (other than technical, administrative, or other non-substantive amendments), our approval of any material departure from a provision of the Code of Ethics for Senior Financial Officers, and our failure to take action within a reasonable period of time regarding any material departure from a provision of this Code of Ethics for Senior Financial Officers that has been made known to any of our executive officers.

MANAGEMENT COMPENSATION

Summary Compensation Table

The following table sets forth a summary of certain information concerning the compensation earned during the fiscal years ended December 31, 2011 and 2010 by our principal executive officer and two other executive officers serving at the end of fiscal 2011 who were the most highly compensated executive officers in fiscal 2011.  These officers are referred to as the named executive officers in this proxy statement.

Name and				Stock	Option	All Other
Principal Position	Year	Salary	Bonus	Awards(1)	Awards(1)	Compensation(2)	Total

Benjamin L. Denny	2011	$136,000	$2,380	$169,280	$76,226	$24,577	$408,463
President and	2010	132,000	1,983	--	--	20,709	154,892
Chief Executive Officer

William D. Hogan	2011	$125,000	$2,153	$70,080	$76,226	$20,798	$294,257
Executive Vice President,	2010	119,465	1,792	--	--	18,813	140,070
Business Development

James H. Hall	2011	$86,315	$1,510	$106,640	$--	$8,685	$203,150
Executive Vice President,	2010	83,800	1,257	--	--	3,771	88,828
Chief Credit Officer
_____________________
(1)
These amounts represent the aggregate grant date fair value of restricted stock awards and option grants in the year in which the award or grant was made in accordance with FASB ASC Topic 718.  The assumptions used for calculating the grant date fair value are set forth in Note 14 of our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2011, which was filed with the SEC on March 30, 2012. These amounts do not represent actual amounts paid to or realized by our executive officers for these awards during fiscal year 2011.

(2)
Includes directors' fees of $10,950 for Mr. Denny, $10,850 for Mr. Hogan, and $2,150 for Mr. Hall, the fair market value of the shares of Century Next Financial common stock allocated to the employee stock ownership plan accounts of Messrs. Denny, Hogan and Hall during fiscal 2011 based on a closing price of $13.60 on December 31, 2011, life insurance premiums and matching contributions under the 401(k) Plan.  All other compensation does not include amounts attributable to other miscellaneous benefits.  The costs to Bank of Ruston of providing such benefits did not exceed $10,000.

Stock Benefit Plans

In May 2011, shareholders approved our 2011 Stock Option Plan and our 2011 Recognition and Retention Plan and Trust Agreement.  Pursuant to the terms of the 2011 Stock Option Plan, options to acquire up to 105,800 shares of common stock of the Corporation may be granted to employees or non-employee directors.  Pursuant to the terms of the 2011 Recognition and Retention Plan and Trust Agreement, awards of up to 42,320 shares of common stock of the Corporation may be granted to employees and non-employee directors.  During the time these plans remain in effect, the aggregate grants of options to each employee and each non-employee director shall not exceed 25% and 5% of the shares of Common Stock initially available under the plan, respectively, and options granted to non-employee directors in the aggregate may not exceed 30% of the number of shares initially available under these Plans.

Outstanding Equity Awards at Fiscal Year End. The table below sets forth outstanding equity awards at December 31, 2011 to our named executive officers.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options(1)		Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested(2)
	Exercisable	Unexercisable
Benjamin L. Denny	--	19,000	$15.00	8/3/2021	10,580	$143,888
William D. Hogan	--	19,000	15.00	8/3/2021	4,380	59,568
James H. Hall	--	--	15.00	8/3/2021	6,665	90,644
_______________________
(1)       Options vest at a rate of 20% per year commencing on the first anniversary of the date of grant.

(2)       Market value is calculated based on the closing price of $13.60 on December 31, 2011.

Retirement Benefits

Retirement benefits are an important element of a competitive compensation program for attracting senior executives, especially in the financial services industry.  Our executive compensation program currently includes (i) a 401(k) profit sharing plan which enables our employees to supplement their retirement savings with elective deferral contributions and with matching and discretionary contributions by us, and (ii) an employee stock ownership plan that allows participants to accumulate retirement benefits in the form of employer stock at no current cost to the participant.  We also maintain an officers’ deferred compensation plan and a defined benefit pension plan that was frozen in March 2007.  Messrs. Denny and Hall are our only named executive officers who participate in the deferred compensation plan or have accrued benefits under the pension plan.  In addition, we maintain a death benefit only income continuation plan for the benefit of Mr. Hall.

401(k) Plan. Bank of Ruston sponsors the Bank of Ruston 401(k) Plan which is a qualified, tax-exempt defined contribution plan with a salary deferral feature under Section 401(k) of the Internal Revenue Code.  Under the 401(k) plan, participants are permitted to make salary reduction contributions (in whole percentages) equal to the lesser of (i) from 1% to 50% of compensation, or (ii) $16,500 (for 2011, as indexed annually).  Participants who are age 50 or older are permitted to make “catch up” contributions to the plan up to $5,500 (for 2011, as indexed annually).  Bank of Ruston currently contributes a matching contribution amount equal to 75% of the first 6% of the employee’s contribution.  Plan benefits generally will be paid to each participant in the form of a single cash payment at normal retirement age unless an earlier payment is selected, or in installments over a period not in excess of his remaining life expectancy.  Normal retirement age under the 401(k) plan is age 65.

Employee Stock Ownership Plan.  In connection with the initial public offering of Century Next Financial in September 2010, we established the Bank of Ruston Employee Stock Ownership Plan for our eligible employees. The employee stock ownership plan acquired 66,704 shares of our common stock utilizing a $667,000 loan from Century Next Financial.  The loan to the employee stock ownership plan has a term of 20 years and shares are released for allocation to employees’ accounts as the debt service payments are made.  Shares released from the suspense account are allocated to each eligible participant's plan account pro rata based on compensation.  Forfeitures may be used for the payment of expenses or be reallocated among the remaining participants. Participants become 100% vested after three years of service or normal retirement age.  Participants also become fully vested in their account balances upon a change in control (as defined), death or disability.  Benefits may be payable upon retirement or separation from service.

Officers’ Deferred Compensation Plan.  The Officers’ Deferred Compensation Plan provides eligible employees with a specified amount of retirement benefits in addition to those provided by our tax-qualified retirement plans, which are limited due to certain restrictions and limitations of the Internal Revenue Code.  Retirement benefits commence on the later of the first day of the year coincident with or following the participant’s actual retirement or the date specified in the officer’s individual participation agreement, and are payable in equal monthly installments for the greater of one hundred twenty months or the participant’s lifetime.

Defined Benefit Pension Plan. Bank of Ruston participates in a multiple-employer, noncontributory defined benefit retirement plan that was frozen effective March 1, 2007.  Those participants who had met the eligibility requirements as of March 1, 2007 will receive a benefit equal to the benefit accrued under the plan as of that date. As of December 31, 2011, Mr. Denny had 19 years and 11 months of credited service and his estimated annual benefit at retirement is $28,500. Mr. Hall had 11 years and 10 months of credited service and his estimated annual benefit at retirement is $10,400.

Death Benefit Only Income Continuation Plan.  Bank of Ruston established the Death Benefit Only Income Continuation Plan in order to provide a minimum level of income continuation benefits to the beneficiaries of certain key employees in the event of such individual’s death while in the service of Bank of Ruston.  The only current participant in the plan is Mr. Hall, our chief credit officer.  In the event of Mr. Hall’s death prior to reaching the later of age 70 or his actual date of retirement, we will pay Mr. Hall’s beneficiary three thousand dollars ($3,000) monthly for a total of two hundred forty months commencing upon the first day of the month following his date of death.  Upon termination of employment or retirement from Bank of Ruston, all benefits are forfeited under the plan.

Related Party Transactions

During fiscal 2011, Century Next Financial has had, and expects to have in the future, banking transactions, including loans, with its directors and officers, and other related parties.  These loans were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to Bank of Ruston.  The loans do not involve more than the normal risk of collectability or present other unfavorable features.  None of these loans are disclosed as non-accrual, past due, restructured or potential problem loans.  Under Century Next Financial’s Audit Committee Charter, the Audit Committee is required to review and approve all related party transactions, as described in Item 404 of Regulation S-K of the SEC’s rules.

BENEFICIAL OWNERSHIP OF COMMON STOCK BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of March 27, 2012, the voting record date, certain information as to the common stock beneficially owned by (a) each person or entity, including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, who or which was known to us to be the beneficial owner of more than 5% of the issued and outstanding common stock, (b) the directors and director nominees of Century Next Financial, (c) named executive officers of Century Next Financial, and (d) all directors and executive officers of Century Next Financial as a group.

Name of Beneficial Owner or Number of Persons in Group	Amount and Nature of Beneficial Ownership as of March 27, 2012(1)		Percent of Common Stock

Bank of Ruston Employee Stock Ownership Plan Trust	66,704	(3)	6.3%
505 North Vienna Street
Ruston, Louisiana 71270

Frank M. Cordaro	74,034	(4)	7.0
Appraisal Services of North Louisiana, L.L.C.
408 West Mississippi Avenue
Ruston, Louisiana 71270

Name of Beneficial Owner or Number of Persons in Group	Amount and Nature of Beneficial Ownership as of March 27, 2012(1)		Recognition and Retention Plan(2)	Percent of Common Stock
Directors:
Benjamin L. Denny	21,884	(5)	10,580	3.1%
J. Brandon Ewing	20,000		2,116	2.1
William D. Hogan	38,133	(6)	4,380	4.0
Dan E. O’Neal, III	20,000	(7)	--	1.9
Dr. Daniel D. Reneau	10,000	(8)	2,116	1.1
Thomas W. Rogers, Esq.	44,375		2,116	4.4
Scott R. Thompson	20,000		2,116	2.1
Neal Walpole	17,500		2,116	1.9

Other Named Executive Officer:
James H. Hall	17,761	(9)	6,665	2.3

All Directors and Executive Officers as a Group (13 persons)	232,340	(10)	36,712	25.4%
_____________________
(1)
Based upon filings made pursuant to the Securities Exchange Act of 1934 and information furnished by the respective individuals.  Under regulations promulgated pursuant to the Securities Exchange Act of 1934, shares of common stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares.  Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares and none of the shares are pledged.

(2)
Reflects unvested shares awarded pursuant to the 2011 Recognition and Retention Plan to executive officers and directors which vest at a rate of 20% per year, but over which the directors and executive officers do not have current voting or investment power.

(Footnotes continued on following page)

_____________________

(3)
As of March 27, 2012, 4,169 shares were allocated to participants in the Bank of Ruston Employee Stock Ownership Plan (“ESOP”) and 62,535 shares were unallocated and held in the ESOP trust for future allocation to the accounts of participating employees.  Amounts held by Mr. Denny, as a plan trustee, exclude the shares held in the ESOP trust other than those shares specifically allocated to his account.  Under the terms of the ESOP, the plan trustees vote all allocated shares in accordance with the instructions of the participating employees.  Any unallocated shares are generally required to be voted by the plan trustees in the same manner that the majority of the allocated shares have voted.

(4)
Based on information provided to Century Next Financial, Mr. Cordaro beneficially owns 54,034 shares and Appraisal Services of North Louisiana, L.L.C., of which Mr. Cordaro is the managing member, beneficially owns 20,000 shares.

(5)
Includes 7,500 shares held in Mr. Denny’s individual retirement account, 421 shares allocated to Mr. Denny’s account in the employee stock ownership plan and 13,863 units in the Bank of Ruston 401(k) Plan; however for purposes of voting authority, Mr. Denny had voting power over 13,062 shares in the 401(k) Plan.

(6)
Includes 6,000 shares held by Kelly’s Fashion of Ruston owned by Mr. Hogan’s spouse over which he disclaims beneficial ownership, 373 shares allocated to Mr. Hogan’s account in the employee stock ownership plan and 14,010 units in the Bank of Ruston 401(k) Plan; however for purposes of voting authority, Mr. Hogan had voting power over 13,200 shares in the 401(k) Plan. Includes 17,750 shares pledged to secure a loan.

(7)	The 20,000 shares are held by Mr. O’Neal’s corporation, Westwind Property, LLC.

(8)	The 10,000 shares are held jointly with Dr. Reneau’s spouse.

(9)
Includes 2,500 shares jointly with Mr. Hall’s spouse, 261 shares allocated to Mr. Hall’s account in the employee stock ownership plan and 15,000 units in the Bank of Ruston 401(k) Plan; however for purposes of voting authority, Mr. Hall had voting power over 14,132 shares in the 401(k) Plan.

(10)	Includes an aggregate of 55,382 units in the Bank of Ruston 401(k) Plan and 1,733 shares allocated to the accounts of all executive officers as a group in the employee stock ownership plan.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the officers and directors, and persons who own more than 10% of Century Next Financial’s common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  Officers, directors and greater than 10% shareholders are required by regulation to furnish us with copies of all Section 16(a) forms they file.  We know of no person who owns 10% or more of Century Next Financial’s common stock.

Based solely on our review of the copies of such forms furnished to us, or written representations from our officers and directors, we believe that during, and with respect to, the fiscal year ended December 31, 2011, our officers and directors complied in all respects with the reporting requirements promulgated under Section 16(a) of the Securities Exchange Act of 1934.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Proposal Two)

The Audit Committee of the Board of Directors of Century Next Financial has appointed Heard McElroy & Vestal, LLC independent registered public accounting firm, to perform the audit of our financial statements for the year ending December 31, 2012, and further directed that the selection of auditors be submitted for ratification by the shareholders at the Annual Meeting.

We have been advised by Heard McElroy & Vestal, LLC that neither that firm nor any of its associates has any relationship with Century Next Financial or its subsidiaries other than the usual relationship that exists between an independent registered public accounting firm and its clients.  Heard McElroy & Vestal, LLC will have one or more representatives at the annual meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

In determining whether to appoint Heard McElroy & Vestal, LLC as our independent registered public accounting firm, the Audit Committee considered whether the provision of services, other than auditing services, by Heard McElroy & Vestal, LLC is compatible with maintaining their independence.  During 2011, Heard McElroy & Vestal, LLC performed auditing services as well as reviewed our public filings.  The Audit Committee believes that Heard McElroy & Vestal, LLC’s performance of these services is compatible with maintaining the independent registered public accounting firm’s independence.

The Board of Directors recommends that you vote FOR ratification of the appointment of
Heard McElroy & Vestal, LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2012.

Audit Fees

The following table sets forth the aggregate fees paid by us to Heard McElroy & Vestal, LLC for professional services rendered in connection with the audit of Century Next Financial’s consolidated financial statements for fiscal 2011 and 2010, as well as the fees paid by us to Heard McElroy & Vestal, LLC for audit-related services, tax services and all other services rendered during fiscal 2011 and 2010.

	Year Ended December 31,
	2011	2010
Audit fees (1)	$60,025	$40,700
Audit-related fees (2)	--	51,305
Tax fees (3)	5,800	3,500
All other fees	--	--
Total	$65,825	$95,505
_____________________
(1)
Audit fees consist of fees incurred in connection with the audit of our annual financial statements, the review of the interim financial statements included in our quarterly reports filed with the Securities and Exchange Commission, as well as work generally only the independent auditor can reasonably be expected to provide, such as statutory audits, consents and assistance with and review of documents filed with the Securities and Exchange Commission.

(2)	Audit-related fees consist of fees incurred in connection with the review of registration statements in connection with the mutual to stock conversion of Bank of Ruston completed in 2010.

(3)	Tax fees consist primarily of fees paid in connection with preparing federal and state income tax returns and other tax related services.

The Audit Committee selects our independent registered public accounting firm and pre-approves all audit services to be provided by it to Century Next Financial.  The Audit Committee also reviews and pre-approves all audit-related and non-audit related services rendered by our independent registered public accounting firm in accordance with the Audit Committee’s charter.  In its review of these services and related fees and terms, the Audit Committee considers, among other things, the possible effect of the performance of such services on the independence of our independent registered public accounting firm.

The Audit Committee pre-approves certain audit-related services and certain non-audit related tax services which are specifically described by the Audit Committee on an annual basis and separately approves other individual engagements as necessary.  The Chair of the Audit Committee has been delegated the authority to approve non-audit related services in lieu of the full Audit Committee.  On a quarterly basis, the Chair of the Audit Committee presents any previously-approved engagements to the full Audit Committee.

Each new engagement of Heard McElroy & Vestal, LLC was approved in advance by the Audit Committee or its Chair, and none of those engagements made use of the de minimis exception to pre-approval contained in the Securities and Exchange Commission’s rules.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed Century Next Financial’s audited financial statements with management.  The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.  The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm such firm’s independence.  Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Century Next Financial’s Annual Report on Form 10-K for fiscal year ended December 31, 2011, for filing with the Securities and Exchange Commission.

Members of the Audit Committee

Dr. Daniel D. Reneau
Scott R. Thompson
Neal Walpole, Chairman

SHAREHOLDER PROPOSALS, NOMINATIONS AND COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Shareholder Proposals. Any proposal which a shareholder wishes to have included in the proxy materials of Century Next Financial relating to the next annual meeting of shareholders of Century Next Financial expected to be held in May 2013, must be received at the principal executive offices of Century Next Financial Corporation, 505 North Vienna Street, Ruston, Louisiana, 71270, Attention: G. Randall Allison, Corporate Secretary, no later than December 18, 2012.  If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of shareholders.  It is urged that any such proposals be sent certified mail, return receipt requested.

Shareholder proposals that are not submitted for inclusion in Century Next Financial’s proxy materials pursuant to Rule 14a-8 may be brought before an Annual Meeting pursuant to Article 9.D. of Century Next Financial’s Articles of Incorporation.  Notice of the proposal must also be given in writing and delivered to, or mailed and received at, our principal executive offices December 18, 2012.  The notice must include the information required by Article 9.D. of our Articles of Incorporation.

Shareholder Nominations. Our Articles of Incorporation provide that, subject to the rights of the holders of any class or series of stock having a preference over the common stock as to dividends or upon liquidation, all nominations for election to the Board of Directors, other than those made by or at the direction of the Board, shall be made by a shareholder who has complied with the notice provisions in the Articles of Incorporation.  Written notice of a shareholder nomination generally must be communicated to the attention of the Corporate Secretary and either delivered to, or mailed and received at, our principal executive offices not later than, with respect to an annual meeting of shareholders, 120 days prior to the anniversary date of the mailing of proxy materials by us in connection with the immediately preceding annual meeting of shareholders.  For our annual meeting in 2013, this notice must be received by December 18, 2012.  Each written notice of a shareholder nomination is required to set forth certain information specified in Article 6.F. of Century Next Financial’s Articles of Incorporation.  We did not receive any shareholder nominations with respect to this Annual Meeting.

Other Shareholder Communications.  Shareholders who wish to communicate with our Board of Directors may do so by sending written communications addressed to the Board of Directors of Century Next Financial Corporation, c/o G. Randall Allison, Corporate Secretary, 505 North Vienna Street, Ruston, Louisiana 71270.

ANNUAL REPORTS

A copy of our Annual Report on Form 10-K for the year ended December 31, 2011 accompanies this proxy statement.  Such report is not part of the proxy solicitation materials.

Upon receipt of a written request we will furnish to any shareholder without charge a copy of the exhibits to our Annual Report on Form 10-K for fiscal 2011.  Such written requests should be directed to Mr. G. Randall Allison, Corporate Secretary, Century Next Financial Corporation, 505 North Vienna Street, Ruston, Louisiana 71270.  The Form 10-K is not a part of the proxy solicitation materials.

OTHER MATTERS

Management is not aware of any business to come before the Annual Meeting other than the matters described above in this proxy statement.  However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

The cost of the solicitation of proxies will be borne by Century Next Financial.  Century Next Financial will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of Century Next Financial's common stock.

REVOCABLE PROXY
CENTURY NEXT FINANCIAL CORPORATION

[X]    Please Mark Votes
         As in This Example

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CENTURY NEXT FINANCIAL CORPORATION FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 22, 2012 AND AT ANY ADJOURNMENT THEREOF.

The undersigned hereby appoints the Board of Directors of Century Next Financial Corporation or any successors thereto, as proxies with full powers of substitution, to represent and vote, as designated below, all the shares of common stock of Century Next Financial Corporation held of record by the undersigned on March 27, 2012 at the Annual Meeting of Shareholders to be held at the Old Central Station located at 200 East Mississippi Avenue, Ruston, Louisiana on Tuesday, May 22, 2012, at 10:30 a.m., Central time, or at any adjournment thereof.

1.           ELECTION of directors for a three-year term:

  [  ]   FOR                              [  ]   WITHHOLD                                  [  ]   FOR ALL EXCEPT

Nominees for three-year term expiring in 2015:   Dr. Daniel D. Reneau, Thomas W. Rogers, Esq. and
Scott R. Thompson

Instruction: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.
_________________________________________

2.	PROPOSAL to ratify the appointment of Heard McElroy & Vestal, LLC as Century Next Financial’s independent registered public accounting firm for the year ending December 31, 2012.

               [  ]   FOR                             [  ]   AGAINST                                       [  ]   ABSTAIN

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE MEETING → [  ]

The Board of Directors recommends that you vote “FOR” all the nominees listed above and “FOR” the ratification of Heard McElroy & Vestal, LLC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.  THE SHARES OF CENTURY NEXT FINANCIAL CORPORATION’S COMMON STOCK WILL BE VOTED AS SPECIFIED.  IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS’ NOMINEES TO THE BOARD OF DIRECTORS, FOR THE RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.

Please be sure to date this Proxy and sign in the box below.	Date
Shareholder sign above

-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
 ▲                            Detach above card, sign, date and mail in postage paid envelope provided.                          ▲

CENTURY NEXT FINANCIAL CORPORATION

PLEASE ACT PROMPTLY
PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE

The above signed hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders of Century Next Financial Corporation called for May 22, 2012, the accompanying proxy statement and Form 10-K for the year ended December 31, 2011 prior to the signing of this Proxy.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 22, 2012.  This proxy statement and our Form 10-K for the year ended December 31, 2011 are available on our website at www.bankruston.com/pages/investor_relations_annualmeetinginfo.php.  The same website address also contains information on how to obtain directions to attend the Annual Meeting.

Please sign this Proxy exactly as your name(s) appear(s) on this Proxy.
When signing in a representative capacity, please give title.  When shares are held jointly, only one holder need sign.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.
___________________________________________________
___________________________________________________
___________________________________________________

VOTING INSTRUCTION BALLOT CENTURY NEXT FINANCIAL CORPORATION
____________________
BANK OF RUSTON 401(K) PLAN/EMPLOYEE STOCK OWNERSHIP PLAN
[X] Please Mark Votes	ANNUAL MEETING OF SHAREHOLDERS ____________________
As in This Example

The undersigned hereby instructs the Trustees of the Bank of Ruston 401(k) Plan and/or Employee Stock Ownership Plan (the “ESOP”) to vote, as designated below, all the shares of common stock of Century Next Financial Corporation allocated to my 401(k) Plan and/or ESOP account as of March 27, 2012 at the Annual Meeting of Shareholders to be held at the Old Central Station on Tuesday, May 22, 2012, at 10:30 a.m., Central time, or at any adjournment thereof.

1.           ELECTION of directors for a three-year term.

        [   ]   FOR                                [   ]   WITHHOLD                         [   ]   FOR ALL EXCEPT

NOMINEES for three-year term expiring in 2015:	Dr. Daniel D. Reneau, Thomas W. Rogers, Esq. and Scott R. Thompson

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

_______________________________________________

2.	PROPOSAL to ratify the appointment of Heard McElroy & Vestal, LLC as Century Next Financial’s independent registered public accounting firm for the fiscal year ending December 31, 2012.

      [   ]   FOR                                  [   ]   AGAINST                             [   ]  ABSTAIN

In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting.

The Board of Directors recommends that you vote “FOR” all the nominees listed above and “FOR” the ratification of Heard McElroy & Vestal, LLC.

Please be sure to date and sign this Card in the box below.	Date
Participant sign above

 -----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
▲                                      Detach above card, sign, date and mail in postage paid envelope provided.                                 ▲

CENTURY NEXT FINANCIAL CORPORATION

PLEASE ACT PROMPTLY
PLEASE COMPLETE, DATE, SIGN AND MAIL THIS CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE SHARES OF CENTURY NEXT FINANCIAL CORPORATION’S COMMON STOCK WILL BE VOTED AS SPECIFIED.  IF NOT OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED FOR THE NOMINEES TO THE BOARD OF DIRECTORS, FOR THE RATIFICATION OF CENTURY NEXT FINANCIAL CORPORATION’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND OTHERWISE AT THE DISCRETION OF THE TRUSTEES.

The above signed hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders of Century Next Financial Corporation and the accompanying Proxy Statement and Form 10-K for the year ended December 31, 2011 prior to the signing of this card.

Please sign this card exactly as your name appears on this card.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE CARD IN THE ENVELOPE PROVIDED.
___________________________________________________
___________________________________________________
___________________________________________________

April 17, 2012

To:	Participants in Bank of Ruston’s 401(k) Plan and/or Employee Stock Ownership Plan (the “ESOP”)

Re:       Instructions for voting shares of Century Next Financial Corporation

As described in the enclosed materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Shareholders of Century Next Financial Corporation.  We hope you will take advantage of the opportunity to direct the manner in which shares of common stock of Century Next Financial Corporation allocated to your account(s) in Bank of Ruston’s 401(k) Plan and/or ESOP will be voted. Please vote all the ballots you receive.

Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, Form 10-K for the year ended December 31, 2011 and Voting Instruction Ballot.  After you have reviewed the Proxy Statement, we urge you to vote your allocated shares held in the plans by marking, dating, signing and returning the enclosed Voting Instruction Ballot to Registrar and Transfer Company.  Registrar and Transfer Company will tabulate the votes for the purpose of having those shares voted by the Trustees.

We urge each of you to vote, as a means of participating in the governance of the affairs of Century Next Financial Corporation.  If your voting instructions are not received, the shares allocated to your 401(k) Plan and/or ESOP account(s) will generally not be voted.  While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate.  Please take a moment to do so.

Please note that the enclosed material relates only to those shares which have been allocated to you in your account under the 401(k) Plan and/or ESOP.  If you also own shares of Century Next Financial Corporation common stock outside of the plans, you should receive other voting material for those shares owned by you individually.  Please return all your voting material so that all your shares may be voted.

Sincerely,
Benjamin L. Denny
President and Chief Executive Officer